UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

SILVERCREST ASSET MANAGEMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35733	45-5146560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 38th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 649-0600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading

Title of each classSymbolName of each exchange on which registered

Class A common stock, $0.01 par value per shareSAMGThe Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders of Silvercrest Asset Management Group Inc. (the “Company”) at the 2019 annual meeting of stockholders held on June 5, 2019:

1.	The election of one director to the Board of Directors of the Company to serve until the 2022 annual meeting of stockholders;
2.	The approval of executive compensation in an advisory, non-binding vote;
3.	The selection of the frequency of future advisory votes on executive compensation in an advisory, non-binding vote; and
4.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For more information about the foregoing proposals and annual meeting, see the Company’s proxy statement dated April 30, 2019.  Set forth below are final voting results for the forgoing proposals:

Proposal No. 1 - Election of Director

Nominee	For	Withheld	Broker Non-Votes
Albert S. Messina	11,166,916	709,817	1,007,665

Proposal No. 2 – Approval on an Advisory Basis of Executive Compensation

For	Against	Abstain	Broker Non-Votes
11,300,193	63,837	512,703	1,007,665

Proposal No. 3 – Selection on an Advisory Basis of Frequency of Future Advisory Votes on Executive Compensation

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker-NonVotes

10,922,93667,496600,925285,3761,007,665

In light of the results, and consistent with the recommendation of the Company’s Board of Directors to stockholders in the Company’s proxy statement, the Company’s policy will be to hold an advisory vote on executive compensation every year until the next required vote by stockholders on the frequency of future advisory votes on executive compensation.

Proposal No. 4 - Ratification of independent registered public accounting firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the votes set forth below:

For	Against	Abstain
12,693,534	190,321	543

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2019

Silvercrest Asset Management Group Inc.

By:	/s/ Scott A. Gerard
Name: Scott A. Gerard
Title: Chief Financial Officer